UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  October 24, 2011
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA                               0-28331                            84-1047159
(State of Incorporation or   (Commission File Number)     (I.R.S. Employer
               Organization)                                                                Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

CHDT Corporation conducted a telephone conference call yesterday to discuss financial results for the fiscal quarter ending September 30, 2011 (as reported in the Form 10-Q report filed with the Commission on October 24, 2011).  A transcript of Company statements is attached as Exhibit 99.1 to this Report.   Attached to this Report as Exhibit 99.2 is a press release concerning the financial results for the fiscal quarter ending September 30, 2011 and released by the Company on October 24, 2011.

The information presented in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto,  shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit Number       Exhibit Description

99.1	CHDT Corp. October 26, 2011 Conference Call Transcript for September 30, 2011 Financial Results

99.2	CHDT Corp. Press Release, dated October 24, 2011, for September 30, 2011 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION, A FLORIDA CORPORATION

Date:   October 27, 2011

By: /s/ Gerry McClinton
Gerry McClinton, Chief Financial Officer and Chief Operating Officer

Exhibit Number      Exhibit Description

99.1	CHDT Corp. October 26, 2011 Conference Call Transcript for September 30, 2011 Financial Results

99.2	CHDT Corp. Press Release, dated October 24, 2011, for September 30, 2011 Financial Results